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                                                                    Exhibit 24.1


                       Consent of Independent Auditors



We consent to the use of our report dated February 24, 1995, with respect to the financial statements of The News And Observer Publishing Company included in the Current Report on Form 8-K/A Amendment No. 1 of McClatchy Newspapers, Inc.

                                                Ernst & Young LLP

/s/ Ernst & Young LLP
Raleigh, North Carolina
August 22, 1995




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